UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Commission File Number
001-34581

Kraton Performance Polymers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On April 28, 2016, the President and Chief Executive Officer of Kraton Performance Polymers, Inc. (NYSE: KRA), Kevin M. Fogarty, together with other executive officers, announced Kraton’s earnings and operational results for the quarter ended March 31, 2016 via teleconference, which was open to the public and broadcast live over the internet. A copy of the slide presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01.    Financial Statements and Exhibits
(c) Exhibit
Exhibit 99.1: Kraton Performance Polymers, Inc. Slide Presentation dated April 28, 2016
The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, on the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date:	April 28, 2016	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Kraton Performance Polymers, Inc. Slide Presentation dated April 28, 2016